SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2019

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-22849               65-0420146

(Commission File Number)   (IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954)917-6655

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2019 (the “Closing Date”), Onstream Media Corporation, a Florida corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Issuer Direct Corporation, a Delaware corporation (the “Buyer”), whereby the Company sold and the Buyer purchased certain assets related primarily to customer accounts, intellectual property, fixed assets and assumed certain existing contractual obligations related primarily to data processing and storage, bandwidth and facility leases relating to the webcasting business of the Company (collectively, the “Business”). The accounts receivable and the accounts payable related to the Business and existing as of the Closing Date were not included in this purchase and sale.

Under the terms of the Purchase Agreement and on the Closing Date, the Buyer paid the Company a cash payment of $2,787,627 (the “Purchase Price”), which was not subject to any escrow or earnout conditions. Pursuant to an Agreement between the Company and Infinite Conferencing Partners, LLC (“Partners”), $1.0 million of the Purchase Price was directed to Partners. This was for (i) $1.3 million due by the Company to Partners for the Company’s January 3, 2019 repurchase of all but one of the webcasting accounts previously sold by the Company to Partners in a transaction effective April 30, 2018, less (ii) $300,000 due to the Company from Partners for the Company’s January 3, 2019 sale to Partners of all except four of the Company’s DMSP accounts. The sale of the DMSP accounts was structured in all material respects the same as the above referenced April 30, 2018 transaction. The Company’s Form 8-K filed on June 22, 2018, incorporated herein by reference in its entirety, contains the terms and structure of the April 30, 2018 transaction.

The remainder of the Purchase Price ($1,787,627) not directed to Partners was used by the Company primarily for expenses and fees related to the above transactions, repayment of certain Company debt obligations and payments to satisfy certain past due lessor, vendor and other obligations, including repayment of previous working capital advances to the Company. Also, the five senior executives of the Company were paid $22,000 each toward unpaid compensation earned under the executive’s employment agreement plus $28,000 each as an incentive performance bonus earned by the executive resulting from their contribution to completing the above transactions.

The Purchase Agreement contains standard representations and warranties regarding the Company and the Business and certain limited representations and warranties regarding the Buyer. The Purchase Agreement also contains indemnification provisions for the benefit of the Buyer and the Company. Neither the Buyer nor the Company shall be liable for more than $2.0 million under the indemnification provisions except in the case of fraud or willful misconduct. The Company, as well as the Company’s Chief Executive Officer, Chief Financial Officer and three other senior executives, agreed to 5-year non-compete provisions as part of the Purchase Agreement, subject to the exceptions set forth below.

In connection with the Purchase Agreement, the Buyer and the Company entered into two Reseller Agreements whereby the Company shall continue to utilize certain technology relating to the Business with respect to portions of the Company’s operations and business which the Company will be retaining after the Effective Date. The Reseller Agreements each have five-year terms and may be extended for an unlimited number of one-year terms thereafter. The Buyer will receive 35% of all revenue generated by the Company from these

Reseller Agreements for the first two years and then receive 50% of all revenue generated by the Company for the final three years and during any extension of the term of the Reseller Agreements. The Company’s performance under the terms of these Reseller Agreements will not be violations of the non-competition requirements set forth above. Also, in connection with the Purchase Agreement, the Buyer agreed to exclusively use the Company’s teleconferencing service for a period of five years which may be extended for an unlimited number of one-year terms thereafter for a discounted pricing rate.

This summary of certain terms of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated into this Current Report on Form 8-K (this “Form 8-K”) by reference.

The Purchase Agreement is not intended to be a source of financial, business or operational information, or to provide any other factual information, about the Buyer, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Buyer, the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1

Asset Purchase Agreement dated January 3, 2019 between Onstream Media Corporation and Issuer Direct Corporation (schedules and exhibits identified in the Purchase Agreement have been omitted pursuant to Item 601b.2 of Regulation S-K).

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet.. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson

January 9, 2019

                              Robert E. Tomlinson, CFO

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